SUB-ITEM 77Q1(a):  Exhibits



AMENDMENT #26
TO THE RESTATED AND AMENDED
DECLARATION OF TRUST

FEDERATED INCOME SECURITIES TRUST
Dated May 19, 2000

	This Declaration of Trust is amended as follows:

       Strike the first paragraph of Section 5 ?
Establishment and Designation of Series or Class of Article III ? BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

	"Section 5.  Establishment and Designat
ion of Series or Class. Without limiting the authority of the Trustees set forth in Article
XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences
of any existing Series or Class, the Series and
 Classes of the Trust are established
and designated as:
Federated Capital Income Fund
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Class R Shares
Institutional Shares
Federated Floating Rate Strategic Income Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Fund for U. S. Government Securities
Class A Shares
Class B Shares
Class C Shares
Federated Intermediate Corporate Bond Fund
Service Shares
Institutional Shares
Federated Muni and Stock Advantage Fund
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Institutional Shares
Federated Prudent DollarBear Fund
Class A Shares
Class C Shares
Institutional Shares


Federated Real Return Bond Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Short-Term Income Fund
Class A Shares
Class Y Shares
Service Shares
Institutional Shares

	The undersigned hereby certify that the a bove stated Amendment is a true and correct Amendment to the Declaration of Trust, a s adopted by the Board of Trustees at a meeting on the 14th day of May, 2015, to become effective on the 26th day of June, 2015.

	WITNESS the due execution hereof this 14 th day of May, 2015.



/s/ John F. Donahue
/s/ Charles F. Mansfield, Jr.
John F. Donahue
Charles F. Mansfield, Jr.




/s/ John T. Collins
/s/ Thomas M. O?Neill
John T. Collins
Thomas M. O?Neill




/s/ J. Christopher Donahue
/s/ P. Jerome Richey
J. Christopher Donahue
P. Jerome Richey




/s/ Maureen Lally-Green
/s/ John S. Walsh
Maureen Lally-Green
John S. Walsh




/s/ Peter E. Madden

Peter E. Madden




?
AMENDMENT #27
TO THE RESTATED AND AMENDED
DECLARATION OF TRUST

FEDERATED INCOME SECURITIES TRUST
Dated May 19, 2000

	This Declaration of Trust is amended as follows:

       Strike the first paragraph of Section 5 ? Esta blishment and Designation of Series or Class of
Article III ? BENEFICIAL INTEREST from the Declara tion of Trust and substitute in its place the following:

	"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section
 8, inter alia, to establish and designate any additional Series or Class or to modify the righ ts and preferences of any existing Series or Class, the Series and Classes of the Trust are esta blished and designated as:
Federated Capital Income Fund
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Class R Shares
Institutional Shares
Federated Enhanced Treasury Income Fund
Federated Floating Rate Strategic Income Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Fund for U. S. Government Securities
Class A Shares
Class B Shares
Class C Shares
Federated Intermediate Corporate Bond Fund
Service Shares
Institutional Shares
Federated Muni and Stock Advantage Fund
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Institutional Shares
Federated Prudent DollarBear Fund
Class A Shares
Class C Shares
Institutional Shares


Federated Real Return Bond Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Short-Term Income Fund
Class A Shares
Class Y Shares
Service Shares
Institutional Shares

	The undersigned hereby certify that the abov e stated Amendment is a true and correct
Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the
 14th day of August, 2015, to become effective on 20th day of October, 2015.

	WITNESS the due execution hereof this 14t h day of August, 2015.


/s/ John F. Donahue
/s/ Peter E. Madden
John F. Donahue
Peter E. Madden


/s/ John T. Collins
/s/ Charles F. Mansfield, Jr.
John T. Collins
Charles F. Mansfield, Jr.


/s/ J. Christopher Donahue
/s/ Thomas M. O?Neill
J. Christopher Donahue
Thomas M. O?Neill


/s/ G. Thomas Hough
/s/ P. Jerome Richey
G. Thomas Hough
P. Jerome Richey


/s/ Maureen Lally-Green
/s/ John S. Walsh
Maureen Lally-Green
John S. Walsh